SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________
FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2015

Spectral Capital Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-50274	510520296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Indentification No.)

701 Fifth Avenue, Suite 4200, Seattle, WA
 (Address of principal executive offices)
98104
(Zip Code)
Registrant’s telephone number, including area code: (206)262-7820

 ___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

SECTION 1 – Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On March 14, 2013, Spectral Capital Corporation purchased 8% of the issued and outstanding shares of Kontexto, Inc., a Canadian corporation. Spectral purchased the shares from a minority shareholder in exchange for 5,000,000 common shares of Spectral stock, par value $0.0001 and warrants to purchase 5,000,000 common shares at $0.85 per share, expiring on March 13, 2013. There were no commissions associated with the transaction and the shares are to be issued to non US shareholders of a Sargas Capital, Ltd., a Canadian company through a process still to be determined.

SECTION 2 – Financial Information

Item 2.01 Completion of Acquisition of or Disposition of Assets

On March 14, 2013, Spectral Capital Corporation purchased 8% of the issued and outstanding shares of Kontexto, Inc., a Canadian corporation. Spectral purchased the shares from a minority shareholder in exchange for 5,000,000 common shares of Spectral stock, par value $0.0001 and warrants to purchase 5,000,000 common shares at $0.85 per share, expiring on March 13, 2013. There were no commissions associated with the transaction and the shares were issued to non US shareholders of a Sargas Capital, Ltd., a Canadian company.

SECTION 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On March 14, 2013, Spectral Capital Corporation purchased 8% of the issued and outstanding shares of Kontexto, Inc., a Canadian corporation. Spectral purchased the shares from a minority shareholder in exchange for 5,000,000 common shares of Spectral stock, par value $0.0001 and warrants to purchase 5,000,000 common shares at $0.85 per share, expiring on March 13, 2013. There were no commissions associated with the transaction and the shares were issued to non US shareholders of a Sargas Capital, Ltd., a Canadian company.

SECTION 8 - Other Events

Item 8.01 Other Events

Shut Down of Portfolio Company Kontexto

On March 14, 2013, Spectral Capital Corporation purchased 8% of the issued and outstanding shares of Kontexto, Inc., a Canadian corporation. Spectral purchased the shares from a minority shareholder in exchange for 5,000,000 common shares of Spectral stock, par value $0.0001 and warrants to purchase 5,000,000 common shares at $0.85 per share, expiring on March 13, 2013.

On September 30, 2015, management of Kontexto announced the closing down of the business with no cash or assets available for distribution to any shareholders, meaning Spectral will experience a total loss of our investment.  Spectral is currently valuing the investment in Kontexto at $232,000 as of our last Form 10 Q dated August 12, 2015.  The company expects to write this amount down to $0 as of the quarter ending September 30, 2015.

SECTION 9 – Financial Statements and Exhibits Item

9.01 Financial Statements and Exhibits

Exhibit 99.1 Press Release of Spectral Capital Corporation dated September 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spectral Capital Corporation

/s/ Jenifer Osterwalder
Jenifer Osterwalder
President, CEO and Director
Date: September 30, 2015